II-VI Incorporated Acquisition of Photop Technologies, Inc. January 4, 2010 1 Exhibit 99.2

Forward Looking Statement Disclaimer
This presentation and the remarks of its presenter(s) contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of
1995.  Forward-looking statements may be identified by words such as “expects”,
“anticipates”, “intends”, “plans”, “believes”, “seeks”, “estimates”, “will” or words of similar meaning and include, but are not limited to, statements about the expected future business and financial performance of II-VI Incorporated.  These statements are based on management’s current expectations and are inherently subject to uncertainties and changes in circumstances.  Among the factors that could cause actual results to differ materially from those described in the forward-
looking statements are changes in global, political, economic, business, competitive, market and regulatory forces.  More detailed information about II-VI
Incorporated’s risks is contained in II-VI Incorporated’s filings with the SEC, including the report on Form 10-K for the fiscal year ended June 30, 2009.  II-VI
Incorporated does not undertake any obligation to update the forward-looking statements to reflect actual events, results, or any change in events, conditions, assumptions or other factors.

Agenda • Review of Today’s Announcement • Overview of Photop Technologies, Inc. • Strategic Rationale and Fit with II-VI • Updated Financial Outlook for II-VI • Question and Answer Session 3

Review of Today’s Announcement
• We have completed the acquisition of Photop Technologies,
Inc. that was previously announced on December 28, 2009.
• The initial consideration was cash of $45.6 million and the issuance of 1,146,000 shares of II-VI common stock.  The
cash was provided from II-VI’s cash on hand and the shares
issued represented approximately 3.9% of the outstanding
shares of II-VI common stock prior to the acquisition.
• An additional $12.0 million of cash earn-out opportunities are available based on Photop’s calendar 2010 and 2011 financial results.
• The final purchase price will be determined based on closing adjustments, including working capital adjustments.
• No debt of Photop was assumed as part of the acquisition.

Value-added
& Strategic Partner
Advanced
Technology
Platform
Vertically
Integrated
Manufacturing
Photonics
Design Innovation

Photop Technologies, Inc.

Established in 2003 through a merger of four companies,
each a leader in its existing product field of Optics, Lasers,
Fiber Optics, and Photonic Crystal Materials, Photop
Technologies, Inc. is a leading photonics designer and
integrated manufacturing company of Fiber Optics, Precision
Optics, Projection and Display Optics, Solid State  Lasers,
Crystal Materials, and other Photonics Products.
Headquartered in Fuzhou, China, with over 3,000 employees
including over 350 dedicated engineers in Fuzhou, Shanghai
and Guangzhou, China, Photop is dedicated to advanced
design and extensive technologies, highly-efficient
manufacturing infrastructure, volume production capability
and capacity, and leading-edge research and development.

Leading Supplier & Manufacturing Partner for
Optical Components & Photonics Products
– Optics Design, Integrated Fabrication and Custom Optics
– Crystal, Specialty Glass and 8” Wafer processing capability
– Optical Coating, Bonding and Microchip & Comprehensive Sub-Assembly
– Component Assembly and Advance SMT/PCBA Capability In House
– OEM/ODM Product Integration and Joint Product Development
– Integrated Assembly For All the Processes Under One Roof
– Volume Manufacturing Expertise on Advance Optics & Photonics Products

Photop’s Core Competence
Optics, Components & Module
for Communication & Consumer
Optics & Advance Optics
OPTICAL
ENGINEERING
CRYSTAL
MATERIAL
Optics Design
Integrated Fabrication
Coating & Assembly
TO, Butterfly,
Microchip Laser &
Module Assembly
Optical Crystal Growth
Crystal & Glass Material
Precision Mechanics
SMT / PCB Assembly
Software / Firmware
Active & Passive Optics,
Component & OEM / ODM Module
LASER
ENGINEERING
Mechanical
& Electronics

PHOTOP

Optics for Fiber Communication

Etalon

- Solid, Multi-Cavity, Air-spaced Structure
- Unique Optical Bonding Technologies
- 12.5G, 50G, 100G, 200G… Available
  Capacity up to 10,000pcs per Month
- Silicon Etalon (Temperature Sensitive)

PBS/NPBS

- High Extinction Ratio
- Broadband PBS Coating
- None-Polarization Beamsplitter Coating Available
- Size from 1mm to 50 mm
- Volume Production

Micro Optics

- Ball Lens, Half Ball Lens
- Cylindrical Lens

Laser Optics

Polarization Beam Splitter
Filter
Laser Crystal
Laser to Fiber Coupling Lenses
Polarizer
NLO Crystal
Laser Coupler

One-stop Shop of Optics for Building Your Lasers

Crystals and Laser Components

- Crystals for Laser: YVO4, Nd:YVO4, KTP, BBO, LBO, TGG, TeO2
- Micro-chips: Nd:YVO4+KTP, Nd:YVO4+Cr:YAG, Nd:YAG+Cr:YAG
- Laser Components: Waveplates, PBS, Cylindrical/Spherical Lenses, Filters, Polarizers and Assembly

Precision Fabrication

- Super Polishing Technologies for Flat, Spherical and Cylindrical Products
  - Surface Roughness < 3 Angstrom (RMS)
- Flat Surface Flatness <L/20 per inch aperture
- Spherical and Cylindrical Surfaces

Optics for Bio-Medical & Instrumentation

Flow Cell

- Diffusion Bonding Technology
- For Flow Cytometer & Hematology Analyzer

Filters

- Fluorescence Filters for Fluorescence Microscope
- Short/Long/Band Pass Filters

Rod Lens Assembly

- Cemented with Glue
- For Endoscope

Optics for Surveying and Instrumentations

- Window Housing Assembly for Rotating Laser
- Low Volume and High Mix Precision Components
- Metallization on optics for Soldering Assembly

8 Micro – Optics & Optical Communications

PHOTOP

Hybrid Components Integration

- Wide Operating Wavelength Range
- Compact Size and High Performance
- 1480 or 980nm Pump Wavelength Integration
- RoHS Compliant

Signal
Tap
Filter
Isolator Core
Common HI 1060/SMF-28
Pump HI 1060/SMF-28

Tap Isolator

2 in 1 Isolator

Tap-WDM Isolator

1x3 and 1x4 Coupler

High Power Components

- High Power Handling
- Low Insertion Loss
- Ultra-high Reliability

High Power Isolator

High Power Collimator

Mini Size Components

Mini Size Circulator / Isolator

Circulator: (ϕ)5.5x(L)38.0
Isolator: (ϕ)3.0x(L)23.0
Low Insertion Loss
Low PDL
Telcordia 1221 Compliant

Mini Size Switch

Mini Size: 28x14.8x9.8mm
1x2, 1x4, 1x8, 2x2 Switch
Easily Integrated in Modules
Low IL, PDL, WDL

Mini Size Mux / Demux

FSMOB Design
8~18 Channel Availible
Low Insertion Loss (<2.3dB for 18CH)
Telcordia 1221 Compliant

9 Optical Components for Communications

PHOTOP
Wide-temp-operating Green Laser
Φ10.5mm Green Diode Laser
Features:
Mini Size
Internal Green PD
High Reliability (Shock & Vibration)
Wide Operating Temperature (0~45°C)
Laser Welding Package
Φ5.6mm Green Diode Laser
Features:
Mini Size
Internal Green PD
High Reliability (Shock Vibration)
Wide Operating Temperature (5~45°C)
Hermetical Package
Φ6mm Green Laser Module
Compact Size
Internal PD Included
Collimated Beam
Wide Operating Temperature (0~45°C)
Hermetic Package
Applications:
Laser Alignment & Pointing
Surveying Equipment
Laser Aiming
High Power Green Diode Laser
Features:
Up to 500mW
High Reliability (Shock Vibration)
Wide Operating Temperature (5~45°C)
Applications:
Laser Entertainment
Laser Aiming
Pigtailed Lasers
Single Longitude-Mode 1064nm Laser
Applications:
Bio-medical
Security & Defense
Sensing
Raman Spectrometer
Timeplate Tripler for Ultra-fast Lasers
Pigtailed Lasers
Features:
Wavelength: (Red, Blue, Green, IR)
Fiber: (Single-mode, Multi-mode, PM)
Customized Fiber Output Collimator
High Reliability with Laser Welding Package
Low Cost Design
Applications:
Raman Spectrometer
Bio-medical Instrumentation
Laser Aiming
Digital Printing
Laser for Raman Spectroscopy
Features:
Up to 400mW Fiber Coupled Output Power
Spectral Bandwidth <0.1nm
Temperature Stabilized Spectrum (<0.005nm/°C)
Open Beam or Fiber Coupled Output
Applications:
Raman Spectrometer
Bio-medical Instrumentation
Security & Defense

10 Commercial Lasers & Laser Assembly

Strategic Rationale and Fit with II-VI
• Photop has an impressive record of profitable growth
• Photop has impressive technology platforms and product portfolios which are synergistic with II-VI’s VLOC subsidiary
• Photop enables II-VI to accelerate its China Strategy and broaden and brighten II-VI and Photop’s global growth prospects
• Photop expands II-VI’s world class R&D and technology capabilities
• Photop has an excellent industry reputation
• Photop, like II-VI, has an entrepreneurial culture with great customers and employees

Updated Financial Outlook for II-VI
• The financial results of Photop will be included in the results of II-VI for the six months ending June 30, 2010.
• For the year ending June 30, 2010, Photop is expected to have positive operational results.  These results are expected to offset (a) the transactional expenses that are required to be expensed rather than capitalized (including $1.0 million after-tax in the quarter ended December
31, 2009) and (b) the dilutive effect of the shares of II-VI common stock that were used for the acquisition.
• II-VI’s revenue guidance for the fiscal year ending June 30, 2010 has been increased from a range of $264 million to $274 million to a range of $293 million to $305 million.
• II-VI’s earnings per share guidance for the fiscal year ending June 30, 2010 remains unchanged at $0.85 to $0.95.
• The transaction is expected to be accretive in the fiscal year ending June
30, 2011.
• Financial results for II-VI for the second fiscal quarter ended December 31,
2009 are expected to be released on January 19, 2010.

Question and Answer Session
These comments and answers to certain questions contain
forward looking statements which are based on current
expectations.  Actual results could differ materially.  For
information about factors that could cause the actual results to differ materially, please refer to the “Risk Factors” section of our Form 10-K for the fiscal year ended June 30, 2009.